SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 15, 2000


                           CARMAX AUTO RECEIVABLES LLC


             (Exact name of registrant as specified in its charter)


  United States                    333-79087                     54-1942944
  -------------                    ---------                     ----------
 (State or other                  (Commission                   (IRS Employer
  jurisdiction                     File No.)                 Identification No.)
of incorporation)

4900 Cox Road, Suite 200, Glen Allen, Virginia                      23060
----------------------------------------------                      -----
   (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code: 804-935-4512


Item 5           Other Events.
                 -------------

                 The registrant distributed the Certificateholders Statement for the month of January 1999 to the Series 1999-1 Certificateholders on February 15, 2000.







Item 7(c).       Exhibits.
                 ---------

                 The  following  is filed as an  exhibit  to this  report  under
                 Exhibit 28:

     99.1 Series 1999-1 Certificateholders Statement for the month of January 1999.






                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CARMAX AUTO RECEIVABLES LLC



                             By:       CARMAX AUTO SUPERSTORES, INC.,
                                       as Transferor and Servicer
                             By:
                                       Michael T. Chalifoux
                                       President and Assistant Secretary





Date:      February 15, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549












                                    EXHIBITS
                                       TO
                                    FORM 8-K


                           CARMAX AUTO RECEIVABLES LLC

                                INDEX TO EXHIBITS



Exhibit
Number                               Exhibit


 99.1            Series  1999-1  Certificateholders  Statement  for the month of
                 January 1999.